                                                                   EXHIBIT 10.75

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


[LOGO OF T-NET]            RESELLER AGREEMENT

This Reseller Agreement ("Agreement") is entered into by and between Total Network Services, a division of Cable & Wireless, Inc. (hereinafter referred to as "T-Net") with an office located at 8219 Leesburg Pike, Vienna, Virginia 22182 and its reseller customer signing below ("RESELLER"). This Reseller Agreement, the General Terms and Conditions for Reseller Agreements (RESAGTC-96C (8/96) and the terms of any documents attached hereto or referenced herein are part of this Agreement.

====================================================================================================================================
                                                          ORDER INFORMATION
====================================================================================================================================
1.   Services to be Provided by T-Net: (insert "X" in box for each type of service to be provided by T-Net)
     --------------------------------
                    [X]  Domestic Outbound                  [X]  Domestic Inbound              [X]  Calling Card
                    [X]  International Outbound             [X]  Directory Assistance          [_]  Conference Calling
                    [X]  International Inbound (Canada Only)

2.   Initial Terms:    [_]  months
     -------------      -
3.   Rates:*
     -----
     Interstate Outbound (U.S. mainland originated; terminated in US mainland, Alaska, Hawaii, Puerto Rico and US Virgin Islands):
     -------------------
               See attached rate schedule entitled               DeltaCom                                dated           10/21/96
                                                    --------------------------------------------------               ---------------
     Intrastate Outbound:  See attached rate schedule entitled                 DeltaCom                  dated           10/21/96
     -------------------                                         -------------------------------------               ---------------
     Interstate inbound (US mainland, Alaska, Hawaii, Puerto Rico and US Virgin Islands originated and terminated in US mainland)
     ------------------
               See attached rate schedule entitled                               DeltaCom                dated           10/21/96
                                                        ----------------------------------------------               ---------------
     Intrastate Inbound: See attached rate schedule entitled                     DeltaCom                dated           10/21/96
     -------------------                                         -------------------------------------               ---------------
     International Inbound (Canada Only): See attached rate schedule entitled         DeltaCom           dated           10/21/96
     -----------------------------------                                     --------------------------              ---------------
     International Outbound:  See attached rate schedule entitled                    DeltaCom            dated           10/21/96
     ----------------------                                          ---------------------------------               ---------------
     Calling Card:  See attached rate schedule entitled                             DeltaCom             dated           10/21/96
     ------------                                              ---------------------------------------               ---------------
     Directory Assistance:    T-NET's then standard rates
     --------------------
     Conference Calling:      T-NET's then standard rates
     ------------------
     Other Fees:              See attached rate schedule entitled                   DeltaCom             dated           10/21/96
     ----------                                                     -------------------------------------            ---------------
     *    If CWI, other than through its T-NET division, is already providing its service, or is in the process of initiating its service, for a particular CWI customer ANI pursuant to a separate agreement between that CWI customer, and CWI that same
          ANI is also provided to T-NET by Reseller from an End User of Reseller ("Duplicate ANI"), T-NET shall bill Reseller the usage for such Duplicate ANI at the applicable rate(s) for such usage set forth above plus a thirty percent (30%)
          surcharge for as long as T-NET is providing Service to that Duplicate ANI hereunder.

4. Payment/Security Deposits:     (Insert "Yes" or "No" where applicable)
   -------------------------
     Payment Period:...................................    [__]    days after invoice date
     --------------                                      --------
     Wire Transfer Required:...........................     yes
     ----------------------                              --------
     Estimated Payments Required:......................     [___]
     ---------------------------                         --------
        Estimated Usage Period....................first     [___]  days of each monthly billing period
                                                         --------
        Estimated Payment Due Date:....................     [___]  business days after T-NET notifies the Customer of the
                                                         --------
                                                                   Estimated Payment Amount
     Financial Reports Required:.......................     [___]
     --------------------------                          --------
     Security Deposits Required:.......................     [___]
     --------------------------                          --------
        Initial Security Deposit Amount:...............     [___]
                                                         --------
        Continuing Security Deposit Amount:............     [___]  times the amount of usage charges incurred over any  [___] period
                                                         --------                                                      ------
        Deposit Release Period:........................     [___]  months
                                                         --------
5. Minimum Monthly Payment Obligations:
   -----------------------------------
        Month after Service Initiation*    Minimum Amount each Month    Month after Service Initiation*    Minimum Amount each Month
        -------------------------------    -------------------------    -------------------------------    -------------------------
                  [___]                       $   [___]                         [___]                             $   [___]
               -----------                      ---------                     ---------                             --------
                  [___]                       $   [___]                         [___]                             $   [___]
               -----------                      ---------                     ---------                             --------
                  [___]                       $   [___]                         [___]                             $   [___]
               -----------                      ---------                     ---------                             --------

   * Starting with the first full T-NET monthly billing cycle after T-NET initiates Service to the first End User of Reseller.

                                   DeltaCom                                               Total Network Services,
                                   --------                                               -----------------------
                                                                                    a Division of Cable & Wireless, Inc. ("CWI")
                                                                                    --------------------------------------------

               Signature: /s/ Tom Mullis                                     Signature: /s/ Elaine M. Beiseigel
                          ---------------                                              ------------------------------
            Printed Name:  Tom Mullis                                     Printed Name:     Elaine M. Beiseigel
                          ----------------                                              ----------------------------
                   Title:    COO                                                   Title:        Contract Manager
                          ----------------                                                 -------------------------
                    Date:    10/24/96                                               Date:        6/25/97
                          ----------------                                                 -------------------------

[LOGO OF T-NET APPEARS HERE]

                     SPECIAL TERMS AND CONDITIONS ADDENDUM
                             TO RESELLER AGREEMENT

Total Network Services, a division of Cable & Wireless, Inc. ("T-NET") and its reseller customer signing this Special Terms and Conditions Addendum ("Reseller") agree that the Reseller Agreement ("Agreement") is modified as set forth below. Any capitalized terms not defined herein shall have the meaning defined in the General Terms and Conditions for Reseller Agreements.
================================================================================

1.   Directory Assistance
     --------------------

     Notwithstanding the provision of Section 3 (Rates) of the Order Information
                                                 -----
     section of the Agreement to the contrary, the rate for directory assistance shall be $0.50 per call.

2.   Rates and Charges
     -----------------

     T-NET shall provide Reseller with [_________] days' prior written notice of changes to T-NET's international rates.

3.   CDR Billing Options
     -------------------

A.   [________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     ___________________________________________________________________
     _________________________________________________________________________
     _______:

      __________________________________________________________________________
      _________________________________________________________________________
      ______________________________________________________________________
      _________________________________________________________________
      ______________,

      _____________________________________________________________________
      __________________________________________________________________________
      _________________________________________________________________________
      ________________________________________________________________________
      _______________________________________________________________________
      __________________________________________________________________
      _________________________________________________________________________
      ____________________________________________________________________
      _________________________________________________________________________
      _____________________________________________________________________
      _____________________________].

B.   [____________________________________________________________________
     ________________________________________________________________________
     ________________________________________________________________________
     ______________________________________________________________________
     ___________________________________________________________________________
     __________________________________________________________________
     _____________________________________________________________________
     _________________________________________________________________________
     ______________________________________________:

      __________________________________________________________________________
      __________________________________________________________________________
      ____________________________________________________],

[LOGO OF T-NET APPEARS HERE]


     [_______________________________________________________________________
     ___________________________________________________________________________
     ________________________________________________________________________
     _________________________________________________________________________
     ___________________________________________________________________________
     _______________________________________________________________________
     __________________________________________________________________________
     ___________________________________________________________________________
     _________________________________________________________________________
     __________________________________________________________________
     ________________________________________________________________________
     ___________________________________________________________].

[_______________________________________________________________________________
___________________________________________________________________________
_______________________________________________________________________________
___________________________________________________________________________
______________________________________________________________________________
_______________________________________________________________________________
__________________________]


                                           Total Network Services, a division of
            DELTACOM,INC.                         Cable & Wireless, Inc.
            ----------------------         -------------------------------------

   Signature:  /s/  TOM MULLIS                Signature: /s/ Elaine M. Beisegel
               -------------------                       -----------------------
Printed Name:  TOM MULLIS                  Printed Name: ELAINE M. BEISEGEL
               -------------------                       -----------------------
       Title:  COO                                Title:      6/25/97
               -------------------                       -----------------------
        Date:  10/24/94                            Date:  CONTRACT MANAGER
               -------------------                       -----------------------

***INFORMATION IN THIS TABLE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO OF T-NET APPEARS HERE]


---------------------------------------------
DELTACOM
---------------------------------------------

---------------------------------------------
           SWITCHED ACCESS
---------------------------------------------
STATE                          RATE
---------------------------------------------
INTERSTATE-Peak
INTERSTATE-Off Peak
AK-HI-PR-USVI
AL
AZ
AR
CA InterLATA
CA InterLATA
CO
CT
DE
FL
GA
IA
ID
IL
IN
KS
KY
LA
MA
MD
ME
MI
MN
MO
MS
MT
NC
ND
NE
NH
NJ
NM
NV
NY
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VA
VT
WA
WI
WV
WY
---------------------------------------------

This Proposal is only Effective until 30 days from:           6/17/96

                               CWI CONFIDENTIAL

***INFORMATION IN THIS TABLE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE.***

[LOGO OF T-NET APPEARS HERE]

---------------------------------------------------------------
DELTACOM
---------------------------------------------------------------

---------------------------------------------------------------
---------------------------------------------------------------
                                                  SWITCHED
          COUNTRY             C CODE                RATE
---------------------------------------------------------------
ALBANIA                         355
ALGERIA                         213
AMERICAN SAMOA                  684
ANARTICA                        672
ANDORRA                         376
ANGOLA                          244
ANGUILLA                        809
ANTIGUA                         809
ARGENTINA                        54
ARMENIA                         374
ARUBA                           297
ASCENSION ISLAND                247
AUSTRALIA                        61
AUSTRIA                          43
BAHAMAS                         809
BAHRAIN                         973
BANGLADESH                      880
BARBADOS                        809
BELARUS                         375
BELGIUM                          32
BELIZE                          501
BENIN                           229
BERMUDA                         809
BHUTAN                          975
BOLIVIA                         591
BOSNIA-HERZEGOVI                387
BOTSWA                          287
BRAZIL                           55
BRUNEI                          673
BRVIRGIN                        809
BULGARIA                        369
BURKINA FASO                    226
BURMA                            95
BURUNDI                         257
CAMBODIA                        855
CAMEROON                        237
CAPE VERDE ISLANDS              238
CAYMAN IS                       809
CENTRAL AFRICAN REPUBLIC        236
CHAD                            235
CHILE                            58
CHINA                            86
CHRISTMAS ISLAND                872
COLOMBIA                         57
COMOROS                         269
CONGO                           242
COOK ISLAND                     682
COSTA RIC                       506
CROATIA                         386
CUBA                            530
CYPRUS                          357
CZECH REP                        42
DENMARK                          47
DIEGO GARCIA                    246
DJIBOUTI                        253
DOM REP                         809
DOMINICA                        809
ECUADOR                         593
EGYPT                            20
EL SALVADOR                     503
EQUATORIAL GUINEA               240
ERITREA                         291
ESTONIA                         372
ETHIOPIA                        251

                            DRAFT-CWI CONFIDENTIAL

***INFORMATION IN THIS TABLE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO OF T-NET APPEARS HERE]

-----------------------------------------------
DELTACOM
-----------------------------------------------

-----------------------------------------------
-----------------------------------------------
                                     SWITCHED
        COUNTRY         CCODE          RATE
-----------------------------------------------
Faeroe Islands           298
Falkland Islands         500
Fiji Islands             679
Finland                  358
France                    33
French Gula              594
French Polynesia         689
Gabon Rep                241
Gambia                   220
Georgia                  995
Germany                   49
Ghana                    233
Gibraltar                350
Greece                    30
Greenland                299
Grenada                  809
Guadeloupe               590
Guam                     671
Guantanamo Bay            53
Guatemala                502
Guinea                   224
Guinea Bissau            245
Guyana                   582
Haiti                    509
Honduras                 504
Hong Kong                852
Hungary                   36
Iceland                  354
India                     91
Indonesia                 62
Iran                      98
Iraq                     964
Ireland                  353
Israel                   972
Italy                     39
Ivory Coast              225
Jamaica                  809
Japan                     81
Jordon                   962
Kenya                    254
Kiribati                 686
Korea                     82
Kuwait                   965
Laos                     856
Lebanon                  961
Lesotho                  266
Liberia                  231
Libya                    218
Lithuania                370
Luxembourg               332
Macao                    853
Macedonia                389
Madagascar               261
Malawi                   265
Malaysia                  60
Meldivas                 960
Mali Republic            223
Malta                    356
Marisat                  871
Marshall Island          692
Mauritania               222
Mauritius                230
Mayotta Island           269
Micronesia               691
-----------------------------------------------

                       DRAFT - CWI CONFIDENTIAL

***INFORMATION IN THIS TABLE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO OF T-NET APPEARS HERE]

A DIVISION OF CABLE AND WIRELESS, INC.

--------------------------------------------------------------------------------
 DELTACOM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Switched
COUNTRY                  CCODE                     RATE
--------------------------------------------------------------------------------
Moldova                    373
Monaco                     377
Mongolia                   976
Montserrat                 809
Morroco                    212
Mozambique                 258
Myanmar                     95
Namibia                    264
Nauru                      674
Nepal                      977
Neth Ant                   599
Netherlands                 31
Nevis                      809
New Caledonia              687
New Zealand                 64
Nicaragua                  505
Niger Republic             227
Nigeria                    234
Nlue Island                683
Norfolk Island             672
Norway                      47
Oman                       968
Pakistan                    92
Pulau                      680
Panama                     507
Papua New Guinea           675
Paraguay                   595
Peru                        61
Phillippns                  63
Poland                      48
Portugal                   351
Qatar                      974
Reunion Island             262
Romania                     40
Russia                       7
Rwanda                     250
Saipan                     675
San Marino                 378
Saudi Arabia               966
Senegal Republic           221
Seychelles                 248
Sierra Leone               232
Signapore                   65
Slovenia                   386
So Africa                   27
Soe Tome                   239
Solomon Islands            677
Spain                       34
Sri Lanka                   94
St. Helen                  290
St.Kitts                   809
St.Lucia                   809
St.Pierre & Miqurion       508
St. Vincent/Grenadines VC  809
Suriname                   597
Swaziland                  268
Sweden                      46
Switzerland                 41
Syria                      963
Taiwan                     886
Tanzania                   226
Thailand                    66
Togo                       228
Tonga Island               675

                                DRAFT - CWI CONFIDENTIAL

***INFORMATION IN THIS TABLE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO OF T-NET APPEARS HERE]

---------------------------------------------------------
DELTACOM
---------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------
                                            SWITCHED
        COUNTRY                 CCODE         RATE
---------------------------------------------------------
Trinidad & Tobago                809
Tunisia                          216
Turkey                            90
Turks and Caico Islands          809
Tuvalu                           688
U.A.E                            971
Uganda                           256
UK                                44
Ukraine                          380
Uruguay                          598
Vanuatu Republic                 678
Venezuela                         58
Vietnam                           84
Wake and Futu                    681
Western Samoa                    685
Yemen                            967
Yugoslavia                       386
Zaire                            243
Zambia                           260
Zimbabwe                         263
Mexico 1 Discount                 52
Mexico 1 Standard                 52
Mexico 2 Discount                 52
Mexico 2 Standard                 52
Mexico 3 Discount                 52
Mexico 3 Standard                 52
Mexico 4 Discount                 52
Mexico 4 Standard                 52
Mexico 5 Discount                 52
Mexico 5 Standard                 52
Mexico 6 Discount                 52
Mexico 6 Standard                 52
Mexico 7 Discount                 52
Mexico 7 Standard                 52
Mexico 8 Discount                 52
Mexico 8 Standard                 52
CANADA (418,806,614,604)           1
CANADA (Other NPAs)                1
---------------------------------------------------------

                                 DRAFT - CWI CONFIDENTIAL

[LOGO OF T-NET APPEARS HERE]

--------------------------------------------------------------------------------
DeltaCom
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Feature                            Set Up Fee                Monthly Fee                        Additional Information
---------------------------------------------------------------------------------------------------------------------------------
800 Features                              None                      $10 minimum per 800 number
                                                                    (Customer charged for actual
                                                                    usage plus difference between
                                                                    actual usage and $10).

     Multi-Location Routing Features      $50.00 per feature        $40.00 per feature, per 800     $30.00 Change Charge applies
                                          per 800 number            number
     Day of Year
     Day of Week
     Time of Day
     Percent of Calls
     Area Code
     Area Code and Exchange

     Selected Coverage Blocking Features  $50.00 per feature,       $40.00 per feature, per 800      $60.00 Change Charge applies
     -----------------------------------
                                          per 800 number            number

     Area Code
     Area Code and Exchange

     Extended Coverage
     -----------------
       Alaska, Hawaii, Puerto Rico,       None                      None                            If user selects any of the 4
       and/or U.S. Virgin Islands                                                                   U.S. areas (e.g. AK, HI, PR or
                                                                                                    USVI), extended coverage is
                                                                                                    considered to be selected for
                                                                                                    all 4 areas. See rate schedule
                                                                                                    for extended coverage rate.

       Canada                             None                      None                            Note: 800 Organization from
                                                                                                    Canada:
                                                                                                    Switched: $.3350/minute
                                                                                                    Dedicated: $.2850/minute

     Real Time ANI                        $150.000 per 800          None
     -------------
                                          number

     Programmable 800 (Switched Only)     None                      $5.00 per number                No Change Charges
     --------------------------------

     800 Directory Assistance Listing     None                      $15.00 per number               Note: For directory assistance
     --------------------------------
                                                                                                    via 1-800-555-1212

Accounting Features

     Account Codes - Unvalidated          None                      None
     Security Codes - Validated           None                      $2.50 per ANI with features     Maximum monthly charge of $250
                                                                                                    per reseller

Domestic Directory Assistance             None                      None                            $.50 per call

CDR Billing Options
     Daily CDR information                $100                     $2,000                           *Available electronically only
     Weekly CDR information               $100                     $  520                           Call Detail Media available:
     Monthly Media Charge                 $100                     $  120                           Magnetic Tape, Diskette, CD-ROM,
                                                                                                    cartridge or electronic file.

     CDR Media or Frequency Change        $500                                                      Resellers are allowed one CDR
                                                                                                    media or frequency change for
                                                                                                    free. All subaccount changes
                                                                                                    will be $500.

Dedicated Access Fees
     T-1 Install                          $150                     None                             Customer responsible for payment
                                                                                                    of local lo?p.

     T-1 Port Charge                      None                     $ 62

     Expedite Requirements                $25                                                       Charge to have ANI submitted in
                                                                                                    a non-standard turnaround time.

[LOGO OF T-NET APPEARS HERE]

                   GENERAL TERMS AND CONDITIONS FOR RESELLER
                                  AGREEMENTS


1.   SERVICES TO BE PROVIDED BY T-NET. T-NET shall provide to Reseller, and
     --------------------------------
     Reseller shall pay T-NET for, the long distance services ("SERVICE" or "SERVICES") set forth in the "SERVICES TO BE PROVIDED BY T-NET" portion of the Order Information Section of this Agreement and as set forth in service requests signed by Reseller which are acceptable to T-NET ("SERVICE REQUEST"). Each Service Request shall set forth, at a minimum, the following: (i) the type of access into the T-NET network (i.e., either via switched access or dedicated T-1 access); (ii) ANI information relevant to the Services; (iii) the Requested Start Date as defined below; (iv) the Reseller billing address; and (v) any other pertinent information relevant to the Services. It is understood that Reseller is purchasing such Services from T-NET for the sole purpose of reselling such Services to its customers (hereinafter, "END USERS" or "END USER SUBSCRIBERS"). Reseller is responsible for ordering and for paying for any access facilities to connect Reseller's facilities to T-NET's network.

     If T-NET accepts a Service Request, T-NET shall start providing the Services to an End User of Reseller on the earlier of (i) the service date requested by Reseller for such End User ("REQUESTED START DATE") set forth in the Service Request, or (ii) the date the Service is made available to such End User and is used ("SERVICE START DATE").

2.   TERM. The term of this Agreement shall start on the date of full execution
     ----
     of this Agreement ("EFFECTIVE DATE") and it shall continue starting with the first full T-NET monthly billing cycle after T-NET initiates Service to the first End User of Reseller through the number of months set forth in the "INITIAL TERM" portion of the Order Information Section of this Agreement ("INITIAL TERM"). Either party may terminate this Agreement at the end of the Initial Term by providing thirty (30) days' prior written notice. If no such notice is given, this Agreement shall continue after the Initial Term until terminated by either party providing the other with thirty (30) days' prior written notice. The term "TERM" as used herein shall mean the Initial Term plus any subsequent period of time during which this Agreement continues beyond the end of the Initial Term. If T-NET shall have undertaken efforts to provide Services prior to the date of full execution of this Agreement, the provisions of this Agreement shall apply retroactively with respect to such efforts and such Services.

     If T-NET has not received any traffic under this Agreement within sixty
     (60) days after the Effective Date, T-NET shall have the right to terminate this Agreement upon written notice to Reseller.

3.   RATES AND TAXES.
     ---------------

     3.1  RATES AND CHARGES. For a particular End User, the Reseller shall pay
          -----------------
          T-NET any monthly, usage and one-time charges set forth in the "RATES" portion of the Order Information section of the Agreement starting on the date which is the earlier of (i) the Requested Start Date, or (ii) the Service Start Date. Each international call shall be billed in six
          (6) second increments with a thirty (30) second minimum. Each domestic inbound call shall be billed in six (6) second increments with a thirty (30) second minimum and each domestic outbound call shall be billed in six (6) second increments with a six (6) second minimum. T-NET's international rates are subject to change upon notice to Reseller. If Reseller requests T-NET to expedite the delivery of the Service, and T-NET agrees to such request, T-NET shall pass through the actual charges assessed T-NET by any supplying parties (e.g., the local access providers) for such request.

     3.2  TAXES. The rates and charges set forth in this Agreement do not
          -----
          include any applicable federal, state, or local taxes, fees and surcharges. Unless Reseller provides to T-NET a valid exemption certificate, Reseller shall pay such applicable taxes, fees and surcharges upon receipt of an itemized invoice therefor.

4.   PAYMENT FINANCIAL REPORTS AND SECURITY DEPOSITS.
     -----------------------------------------------

     4.1  PAYMENT. T-NET shall provide monthly invoices to Reseller covering
          -------
          designated T-NET monthly billing periods which shall be due and payable within the Payment Period set forth in the Order Information section of this Agreement. T-NET shall provide Reseller with the call detail records applicable to each month's invoice in a format acceptable to T-NET. All payments for the Services shall be made to Cable & Wireless, Inc., and as determined by T-NET, either by check and mailed to the address set forth on the first page of the Reseller Agreement to the Attention of Mr. Scott Sorge, Alternate Channels or by wire transfer to the account designated below.

          If the Order Information section of this Agreement indicates that estimated payments are required, T-NET shall notify the Reseller on the last day of the "ESTIMATED USAGE PERIOD," or if such day is not a business day, on the next business day, as to T-NET's estimate of the charges incurred by the Reseller during such period. The Reseller shall pay T-NET such estimated amount ("ESTIMATED PAYMENT") no later than the "ESTIMATED PAYMENT DUE DATE". At the end of a T-NET monthly billing period, T-NET shall provide an invoice for the usage charges actually incurred that month less that month's Estimated Payment, provided, however, that if a minimum monthly payment obligation applies for that month and such minimum has not been met, then the invoice amount shall be that month's minimum payment

================================================================================

LOGO OF T-NET APPEARS HERE]

                   GENERAL TERMS AND CONDITIONS FOR RESELLER
                                  AGREEMENTS

          obligation less that month's Estimated Payment. The Reseller shall pay the invoiced amount within the Payment Period.

          A late payment charge shall be applied on balances that remain unpaid after the Payment Period in the amount of the lesser of (a) 1 1/2% (one and one-half percent) per month of the amount of the late payment starting from the day following the end of the Payment Period, or (b) the maximum amount allowed under applicable law. The Reseller must pay all invoices when due; and any questions which the Reseller may have concerning an invoice must be brought to T-NET's attention within forty-five (45) days of the invoice date. Customer shall be liable to T-NET for any and all costs and/or expenses incurred directly or indirectly, including reasonable attorney's fees and expenses, in collection of any amounts due.

          If so indicated in the Order Information section of this Agreement, all payments by the Reseller will be made via wire transfer (in immediately available funds) to Mellon Bank, 3 Mellon Bank Center, Room 153-2718, Pittsburgh, PA 15259-0001, ABA #0430-00261/Account
          #1705643. Each such wire transfer shall designate: (i) "Cable & Wireless, Inc." as the beneficiary, and (ii) "T-NET in the "Other Beneficiary Information" or "OBI" section thereof.

     4.2  Financial Reports. If the Order Information section of this Agreement
          -----------------
          indicates that financial reports are required, within thirty (30) days after the end of each calendar quarter, the Reseller shall provide T-NET with a written report updating the Reseller's financial status ("QUARTERLY REPORT"), and within ninety (90) days after the end of each calendar year, the Reseller shall provide T-NET with an audited annual report. Each Quarterly Report shall contain, at a minimum, an updated balance sheet and income statement. The Reseller represents and warrants that no Quarterly Report shall contain any material misstatement or omission bearing on the Reseller's financial condition.

     4.3  Security Deposits. If the Order Information section of this Agreement
          -----------------
          indicates that security deposits are required, the "INITIAL SECURITY DEPOSIT" amount shall be provided prior to any initiation of Service. Thereafter, if requested in writing by T-NET, the Reseller shall add additional amounts to the Initial Security Deposit such that the total amount of security deposit being held by T-NET at all times is at least equal to the "CONTINUING SECURITY DEPOSIT AMOUNT". The Reseller shall provide any such required additional amounts within five (5) business days after receiving T-NET's written request.

          If, at any time during the term of the Agreement, T-NET determines that there has been a materially adverse change in the Reseller's financial condition as compared with the equivalent period of time immediately prior to the Effective Date, T-NET may require Reseller to provide a security deposit or an additional security deposit in an amount to be determined by T-NET. The Reseller shall provide any such required amounts within five (5) business days after receiving T-NET's written request therefor.

          Each required security deposit shall be either in cash (paid by check or wire transfer) or an irrevocable letter of credit in a form and from a financial institution acceptable to T-NET.

          T-NET shall refund or release, as applicable, any security deposit it is holding (plus, if the security deposit is in the form of cash, accrued interest at the applicable rate set by regulation of the state in which T-NET invoices the Reseller, or if no such rate is set by regulation. T-NET's then-prevailing interest rate for security deposit refunds) if the following conditions are met by the Reseller: (i) for the entire "DEPOSIT RELEASE PERIOD", the Reseller pays T-NET in full when each payment is due; and (ii) T-NET determines that the Reseller's Quarterly Reports covering the Deposit Release Period indicate that the Reseller's financial condition has had no materially adverse change as compared to the equivalent period of time immediately prior to the start of the Deposit Release Period. If the above conditions are not met, the security deposit shall be refunded or released, as applicable, at the end of the Term less any amounts that may be due and owing to T-NET at such time.

5.   MINIMUM PAYMENT OBLIGATIONS. If the total amount of usage charges incurred
     ---------------------------
     by the Reseller in any month is less than the amount of the then-applicable minimum monthly payment obligation set forth in the Order Information section of this Agreement, then in addition to paying for its actual usage that month, the Reseller shall pay (as an underutilization fee and not as a penalty) a shortfall charge equal to the difference between
     (i) the actual usage charges incurred that month, and (ii) the amount of the then-applicable minimum monthly payment obligation. If this Agreement remains in effect after the Initial Term, the minimum monthly payment obligation for each subsequent T-NET monthly billing period shall be equal to the amount of the minimum monthly payment obligation for the last T-NET monthly billing cycle of the Initial Term.

================================================================================

[LOGO OF T-NET APPEARS HERE]

                  GENERAL TERMS AND CONDITIONS FOR RESELLER
                                  AGREEMENTS

6.   LETTER OF AGENCY. Reseller shall promptly obtain a written Letter of
     ----------------
     Agency ("LOA") (or any other means approved by the Federal Communications Commission, hereinafter "FCC") acceptable to T-NET for each ANI indicating the consent of each End User to be served by Reseller and transferred to Reseller via a change of such End User's designated primary interexchange carrier (hereinafter "PIC") prior to Reseller submitting the Service Request to T-NET for such End User's order. Each LOA shall include, among other things, (i) that an End User Subscriber has consented by an authorized and dated signature of End User subscriber to the transfer of its long distance service to Reseller, (ii) that an End User Subscriber shall be billed a charge for the transfer of its long distance service to Reseller and that such charge shall appear on its local service provider bill, (iii) an End User Subscriber's billing address, (iv) the main ANI and other ANIs of an End User Subscriber that are being transferred to Reseller, and (v) the written authorization of an End User Subscriber to transfer its secondary long distance service to Reseller if that End User Subscriber is located in an area which allows for a secondary long distance provider. Upon T-NET's request, Reseller shall, within two (2) business days of receipt of such request, provide copies of the documentation that Reseller uses to satisfy the above. Reseller shall comply with all laws and regulations including all FCC rules such as 47 C. F.R, PART 64, Subpart K, (S)64.1100 through (S)641150 regarding LOAs and PIC transfer requirements and 47 C.F.R, Part 64, Subpart K, (S)64.11 regarding the verification of orders for long distance service generated by telemarketing.

7.   EXCLUDED ANIs.  T-NET reserves the right to reject any ANI for reasons that
     -------------
     shall include, but not be limited to, the following: (i) T-NET is not authorized to provide the Services in a particular jurisdiction in which the ANI is located; (ii) Reseller is not certified to provide the Services in a particular jurisdiction in which the ANI is located; (iii) a particular ANI submitted to T-NET is not in proper form; (iv) Reseller fails to cooperate with T-NET in implementing verification processes determined by T-NET to be necessary or appropriate in the conduct of business; (v) any other circumstances determined by T-NET which could adversely affect Reseller's End Users or other end users including, but not limited to, T-NET's ability to electronically effect PIC changes with the local service provider, or (v) Reseller is in breach of any of the provisions of this Agreement.

     T-NET shall be under no obligation to accept ANIs within the two (2) full calendar month period preceding the scheduled expiration of the Term.

8.   TRANSFER CHARGES/DISPUTED PIC TRANSFER. Reseller shall be responsible for
     --------------------------------------
     (i) all charges incurred by T-NET to change the PIC of End Users to Reseller, (ii) all charges incurred by T-NET to change End Users back to their previous PIC arising from disputed transfers plus an administrative charge equal to twenty percent (20%) of such charges; (iii) an administrative charge of $50.00 per disputed ANI if Reseller does not provide to T-NET a valid non-disputed LOA within five (5) business days from T-NET's request, and (iv) any other damages suffered by or awards against T-NET resulting from disputed transfers.

9.   RECORDS. Reseller shall maintain documents and records supporting
     -------
     Reseller's resale of the Services, including, but not limited to , valid LOAs from End Users that meet the requirements of this Agreement and all laws and FCC rules and regulations for a period of not less than twelve
     (12) months or such other longer period as may be required by applicable law, rule or regulation. Upon reasonable advance notice, T-NET reserves the right to audit the Reseller's LOA records, or upon request by T-NET, Reseller shall, within two (2) business days from receipt of such request, provide a copy to T-NET of any LOA or such other requested information by T-NET to confirm Reseller's compliance with Reseller's obligations set forth herein.

10.  ADDITIONAL RESELLER RESPONSIBILITIES.  Reseller shall be responsible for
     ------------------------------------
     the following:

     10.1 Establishing the rates that it shall charge its End Users, billing its End Users and collecting amounts due from its End Users.

     10.2 Providing the End Users with customer service and technical support which includes, but is not limited to, dedicating sufficient human and other resources to assure prompt handling of inquires and orders from prospective and existing End Users.

     10.3 Notifying T-NET immediately in the event that an End User has notified Reseller of a problem with the Services including, but not limited to, excess noise, echo or loss of Service. Reseller shall cooperate with T-NET in resolving service-related issues and shall impose an obligation on its End Users to cooperate with Reseller to resolve such problems.

     10.4 Obtaining the necessary certification from the appropriate governmental authority, if such certification is required, in all of jurisdictions in which Reseller provides long distance services. Further, Reseller shall provide proof of such certification acceptable to T-NET at the time Reseller submits the Service Request to T-NET. In the event Reseller is

================================================================================

[LOGO OF T-NET APPEARS HERE]

                   GENERAL TERMS AND CONDITIONS FOR RESELLER
                                  AGREEMENTS

           prohibited, either on a temporary or permanent basis, from conducting its telecommunications operations in a given jurisdiction, in addition to any other remedies available to T-NET, Reseller shall immediately so notify T-NET by facsimile, and send via regular mail the original of such written notice to T-NET within twenty-four (24) hours of such prohibition.

11.  SUSPENSION AND TERMINATION OF SERVICE.
     -------------------------------------

     11.1  Suspension of Services for Non-Payment. In addition to any other
           --------------------------------------
           remedies available to T-NET, if the Reseller fails to pay any invoice in full (including any late payment charges, if any) or other demand for payment hereunder when due, T-NET shall have the right, at its option, after providing Reseller two (2) days' prior written notice ("SUSPENSION NOTICE") of its decision, to suspend all or any portion of the Services to Reseller and its End Users including, without limitation, the right to withhold call detail records until such time (as designated in the Suspension Notice) as Reseller has paid T-NET in full all the charges then due to T-NET, including any late payment charges, if any. If Reseller makes such payment on or before the date set forth in the Suspension Notice, T-NET shall reinstate such Services only when Reseller provides T-NET with satisfactory assurance of Reseller's ability to pay for the Services (i.e., deposit, letter of credit or other means acceptable to T-NET) and Reseller pays in advance any costs associated with the suspending and reinstating such Services. If Reseller fails to make its required payment by the date set forth in the Suspension Notice, this Agreement and the Services shall be deemed, without any further action by either party, to have terminated effective as of the date of suspension by T-NET. In the event of such termination, the obligations set forth in Section 11.3.3(i), (ii) and (iii) below shall apply to Reseller.

     11.2  Termination of Agreement by Reseller. Prior to the end of the Term,
           ------------------------------------
           the Reseller may terminate this Agreement in its entirety by providing T-NET with sixty (60) days' advance written notice. In such event, the Reseller shall pay T-NET the amounts set forth in Section 11.3.3(i) and (ii) below.

     11.3  Termination of Agreement by T-NET. In addition to any other remedies
           ---------------------------------
           available, T-NET may immediately terminate this Agreement in the event of a breach by Reseller which includes, but is not limited to, the following:

           11.3.1 Without notice in the event any of the following occurs: (i) initiation of proceedings by Reseller in voluntary bankruptcy; (ii) initiation of proceedings against Reseller in involuntary bankruptcy which are not dismissed within sixty (60) days of initiation; (iii) the appointment of a receiver or trustee for Reseller; (iv) a general assignment for the benefit of Reseller's creditors; (v) Reseller's inability to pay debts as they fall due; or (vi) breach of any of the provisions set forth in Section 13.4 and Section 13.7.

           11.3.2 If Reseller has not cured a breach of any of the following within two (2) days of receipt of written notice from T-NET:
                    (i) non-payment of amounts due to T-NET; (ii) provide any required security deposit amounts; or (iii) provide any required financial reports.

           11.3.3 Upon termination pursuant to 11.3.1 or 11.3.2 above, the following shall occur: (i) Reseller shall pay T-NET for all Services through the date of discontinuance of Service; (ii) Reseller shall pay T-NET a discontinuance charge (as an early discontinuance fee and not as a penalty) equal to the sum of the minimum monthly payment obligations for each of the remaining months in the Term; and (iii) Reseller agrees that T-NET has the right to contact the End Users and advise such End Users that Reseller is in default of its Agreement with T-NET, the underlying service provider, and that the Service to Reseller has been interrupted. In addition, Reseller agrees that T-NET has the right to market its services directly or indirectly to Reseller's End Users for the purpose of converting these End Users to T-NET.

12.  INDEMNIFICATION, LIABILITIES AND WARRANTY.
     -----------------------------------------

     12.1 Reseller shall defend, indemnify and hold T-NET harmless from and against all claims, demands, actions, causes of action, judgments, costs and reasonable attorneys' fees and expenses of any kind or nature for any and all damages of any kind arising from or related to any resale or use of the Services or otherwise arising under this Agreement including, but not limited to, any disputed PIC selections involving Services to be provided to Reseller for which Reseller cannot produce a valid LOA relevant to an ANI and PIC charge in question, or when T-NET is not reasonably satisfied that the validity of a disputed LOA has been resolved, or any dispute asserted by any End User Subscriber of the Services, or any violation of any FCC rules and regulations or other applicable laws or regulations pertaining to the resale or delivery of the Service to End User Subscribers.

================================================================================
                                  Page 4 of 6

[LOGO OF T-NET APPEARS HERE]

                   GENERAL TERMS AND CONDITIONS FOR RESELLER
                                  AGREEMENTS

     12.2 In the event the Services or any portion thereof are unavailable due to a total or partial interruption of the Services, T-NET's sole obligation, and Reseller's sole and exclusive remedy, with respect to such interruption of the Services shall be for Reseller to request and for T-NET to provide a pro rata credit for the period and for the portion of the Services affected during which the Services or any part thereof were unavailable to Reseller. T-NET's obligations to Reseller with respect to a particular interruption start upon T-NET's receipt of Reseller's notification of the interruption and end upon service restoration.

     12.3 In no event shall T-NET be liable for any loss of profits or for any indirect, incidental, special, exemplary, or consequential damages. T-NET's maximum liability for any damages arising out of or under this Agreement shall not exceed the total charges for the Services provided under this Agreement during the month in which such liability arises.

     12.4 T-NET and Reseller expressly agree that this Agreement shall not give rise to any third party being a third-party beneficiary or being entitled to any rights whatsoever.

     12.5 T-NET has no responsibility or liability for any unauthorized use of the Services by any third party. Reseller shall defend, indemnify and hold T-NET harmless from and against all claims, demands, actions, causes of action, judgments, costs and reasonable attorneys' fees and expenses of any kind or nature for any and all damages of any kind arising from or related to any fraudulent calls of any nature which may comprise a portion of the Service to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End User of the Service through Reseller or an end user of the Service through Reseller's distribution channels. In the event T-NET discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made, including but not limited to an End User's Usage Limit, as defined below, being exceeded), T-NET may (but in no circumstances is obligated to) take immediate action (without notice to Reseller) that is reasonably necessary to prevent such calls from taking place, including without limitation, denying Service to a particular ANI or terminating Service to or from specific locations or with respect to a specific calling card. If T-NET is providing calling card service, Reseller shall specify to T-NET with respect to each End User a daily and monthly usage limit which shall apply to each calling card issued to such End User ("USAGE LIMIT"). In calculating whether Usage Limit has been exceeded, T-NET shall use domestic calling card rate provided by Reseller and international calling card rates estimated by T-NET. If no domestic rate or Usage Limit are specified by Reseller for a particular End User, a Usage Limit set by T-NET based on estimated domestic and international rates shall apply. Reseller shall not be excused from paying T-NET for the Services provided to Reseller or any portion thereof on the basis that fraudulent calls, or calls in excess of a Usage Limit, comprised any portion of the Service.

     12.6 T-NET warrants that it shall provide the Services as set forth in this Agreement. T-NET DISCLAIMS ALL OTHER WARRANTIES EITHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13.  ADDITIONAL TERMS.
     ----------------

     13.1 Reseller may not assign or transfer this Agreement or any rights or obligations without the prior written consent of T-NET. An assignment shall be deemed to include any change of control of Reseller.

     13.2 This Agreement is governed by and subject to the laws and the jurisdiction of the courts of the Commonwealth of Virginia.

     13.3 In the event an action is brought by T-NET against Reseller to enforce this Agreement, in addition to any other remedy available to T-NET, Reseller shall reimburse T-NET for reasonable attorneys' fees and expenses of any kind or nature incurred in connection therewith.

     13.4 Reseller shall not disclose the terms of this Agreement to any third party.

     13.5 T-NET shall not be liable for, and is excused from, any failure or delay in performance that is due to acts of God, acts of civil or military authority, acts of the public enemy, war or threats of war, accidents, fires, explosions, earthquakes, floods, unusually severe weather, epidemics, or due to any other cause beyond its reasonable control.

     13.6 Any notices and similar communications concerning this Agreement ("Notice") shall be in writing, and shall be either (i) delivered in person, or (ii) sent to the other party by certified mail with return receipt requested or by facsimile, electronically confirmed and followed up immediately by regular mail. Notices shall be delivered or sent to the parties' respective addresses or to such other address as either party may hereafter establish by notice given in the

================================================================================
                                  Page 5 of 6

[LOGO OF T-NET APPEARS HERE]

                   GENERAL TERMS AND CONDITIONS FOR RESELLER
                                  AGREEMENTS

     manner prescribed in this paragraph. A Notice shall be considered given when delivered in the manner prescribed in this paragraph.

13.7 Neither party shall issue a news release, public announcement, advertisement, or other form of publicity concerning the existence or the terms of this Agreement without obtaining prior written approval from the other party. Reseller shall not use T-NET's or CWI's names, logos, trademarks, service marks or any variations thereof in any of its promotional, advertising or other materials. Reseller shall not represent to End Users or prospective End Users that such End Users would be CWI's or T-NET's customers or that they may obtain CWI or T-NET services from Reseller. Notwithstanding the above, Reseller may, however, include the following statement in an item of its promotional or other material provided that CWI has given its prior written approval to do so:
      "[Reseller's company name]'s service may utilize the Cable & Wireless, Inc. network".

13.8 T-NET and Reseller are independent contracting parties. This Agreement shall not constitute the parties as principal and agent, partners, joint ventures, or employer and employee. In no way shall this Agreement or the provision of the Services by T-NET to Reseller hereunder be considered as T-NET's endorsement of Reseller or that Reseller is in any way acting as an authorized agent of or otherwise for T-NET.

13.9 Nothing in this Agreement shall limit T-NET's or CWI's ability to enter into any arrangements of any kind with any other entities with respect to the resale of its services or to market any of its services to any entity.

13.10 T-NET shall have no obligation to provide any support to Reseller in the marketing and reselling of the Services to End Users, including, but not limited to, making joint sales presentations or sales calls to End Users.

13.11 Reseller shall not use the Services in conjunction with the provision of communications services to any detention facility, including, but not limited to, any local, state or federal prisons.

13.12 This is a carrier-to-carrier agreement subject to (S)211 of the Communications Act of 1934, as amended. The Reseller is responsible for, and shall comply with, any and all legal and regulatory requirements with respect to the Reseller's resale of the Services, including those of the FCC and state public utility commissions. The Services are governed by this Agreement and all Reseller obligations and CWI rights as set forth in the "General Rules and Regulations" section of CWI's interstate tariff, as may be amended by CWI in accordance with applicable laws and regulations. For the purpose of this provision, the "rights" of CWI shall also include T-NET.

13.13 T-NET's failure to insist upon strict performance of the terms of this Agreement or to exercise any rights or remedies hereunder shall not waive any of T-NET's rights to require strict performance of such terms, to assert any of the same rights, or to rely on any such terms any time thereafter.

13.14 In the event that one or more of the provisions herein shall for any reason be held to be illegal or unenforceable, this Agreement shall be revised only to the extent necessary to make such provision(s) legal and enforceable; provided, however, that this Agreement as revised is consistent with the parties' original intent.

13.15 No Reseller purchase order or similar document shall vary or add to the terms of this Agreement.

13.16 The Agreement, these General Terms and Conditions Attachment to the Reseller Agreement, and the terms of any documents attached hereto or referenced herein constitute the entire understanding of the parties with respect to the subject matter hereof, and they supersede all prior or contemporaneous oral or written agreements, understandings and representations.

13.17 The term "T-NET" as used in the Agreement shall mean the Total Network Services division of CWI, any other division or part of CWI, and CWI in its entirety.

================================================================================
                                  Page 6 of 6

[SEAL APPEARS HERE]

                               SALES TAX LICENSE

                               STATE OF ALABAMA                   015500

                              REVENUE DEPARTMENT
                           MONTGOMERY, ALABAMA 36132


ISSUED TO:                              --------------------------------------
                                             ACCOUNT NUMBER         DATE
                                        --------------------------------------
                                             4500 15456          6/19/96


     DELTACOM INC
     113 S MAIN ST
     PO BOX 1233
     ARAD           AL
     35016-5000

               TO ENGAGE IN BUSINESS FOR WHICH TAX IS IMPOSED BY SECTIONS 40-23-1/38 CODE OF ALABAMA 1975, AS AMENDED.
               SALES TAX LAW


                               NON-TRANSFERABLE

               THIS ACCOUNT ISSUED TO PERSON OR BUSINESS WHOSE NAME APPEARS ABOVE IS NOT TRANSFERABLE.

                                                          STATE OF ALABAMA
                                                       DEPARTMENT OF REVENUE

                                                       [SIGNATURE ILLEGIBLE]

EFFECTIVE DATE:  09/01/92                             Acting Commissioner


This form attached per para 3.1, Rates and taxes in General Terms & Conditions for Reseller Agreement